Exhibit 10.1

INTERCREDITOR AND ACCESS AGREEMENT

THIS INTERCREDITOR AND ACCESS AGREEMENT (the “Agreement”) is dated as of March 8, 2011, and is made by and among THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (the “Note Collateral Agent”), as Collateral Agent for itself, The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee under the Indenture defined below (the “Trustee”), and the Note Secured Parties (as hereinafter defined), PNC BANK, NATIONAL ASSOCIATION (the “Bank Agent”), as Bank Agent for itself and the Bank Lenders (as hereafter defined), UNITED REFINING COMPANY, a Pennsylvania corporation (“URC”), and certain Subsidiaries of URC which are obligors to the Noteholders and the Bank Lenders (the “Subsidiary Obligors”).

RECITALS

WHEREAS, URC; United Refining of Pennsylvania, a Pennsylvania corporation; Kiantone Pipeline Corporation, a New York corporation (“Kiantone”); and Country Fair, Inc., a Pennsylvania corporation, as borrowers; Kwik-Fill Corporation, a Pennsylvania corporation, as guarantor, the Banks from time to time party thereto (the “Bank Lenders”) and the Bank Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 12, 2002, as amended by Amendment No. 1 dated as of November 27, 2002, as amended by that Limited Waiver and Amendment No. 2 dated as of February 19, 2003, as amended by that Limited Waiver and Amendment No. 3 dated as of March 24, 2003, as amended by Amendment No. 4 dated as of January 27, 2004, as amended by Amendment No. 5 dated as of August 6, 2004, as amended by Amendment No. 6 dated as of April 19, 2005, as amended by Amendment No. 7 dated as of November 27, 2006, as amended by Amendment No. 8 dated as of November 21, 2008, and as amended by Amendment No. 9 thereto dated as of January 14, 2011 (as amended, restated, supplemented or modified, the “Credit Agreement”). Pursuant to an Amended and Restated Security Agreement dated as of July 12, 2002 (as amended, restated, supplemented or modified, the “Bank Security Agreement”), URC and the Subsidiary Obligors secured their obligations under the Credit Agreement and the related loan documents (including without limitation, certain hedging contracts, if any, entered into by the Banks and their affiliates) by granting a security interest to the Bank Agent in the collateral described on the attached Exhibit A (including additional accounts receivables and inventory and related intangibles not constituting Notes Collateral (as defined below) pledged at the option of URC and the Subsidiary Obligors pursuant to the Credit Agreement, the “Bank Collateral”), all as more fully described in the Bank Security Agreement. Certain of the collateral granted by URC and the Subsidiary Obligors to the Bank Agent, including without limitation, crude oil, motor gasoline and asphalt inventory of URC and the Subsidiary Obligors, is located (i) at the refinery of URC located in Warren, Pennsylvania (the “Refinery”), a legal description of the land underlying or relating to the Refinery being set forth on the attached Exhibit B (the “Refinery Land”; together with the owned buildings and other improvements, fixtures, equipment and other property comprising the Refinery, including all terminals, storage tanks, refining and other facilities, pipelines, pipeline rights, loading racks, rail spurs and loading facilities now owned or hereafter acquired by URC which are now or hereafter affixed to or situated on the Refinery Land and used in the operation or necessary to operate the Refinery, collectively, the “Refinery Premises”), and (ii) in the pipelines located in the states of New York and Pennsylvania owned by Kiantone (the “Kiantone Line”).

WHEREAS, URC, the Subsidiary Obligors and the Trustee are parties to that certain Indenture (the “Indenture”) dated as of March 8, 2011 (the “Issue Date”) pursuant to which URC will issue its 10.5% Senior Secured Notes Due 2018 (the “URC Notes”) to the parties purchasing the URC Notes (the “Noteholders”; together with the counterparties under Specified Hedging Obligations, the “Note Secured Parties”). Pursuant to an Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of the Issue Date, between URC and the Note Collateral Agent (the “Mortgage”) and a Security Agreement dated as of the Issue Date between URC and the Note Collateral Agent (the “Security Agreement”, and together with the Mortgage, the “Notes Collateral Documents”), URC will secure its obligations under the Indenture, the URC Notes and certain hedging obligations (the “Specified Hedging Obligations”‘ and collectively, the “Secured Note Obligations”) by granting to the Note Collateral Agent a lien on (i) the Refinery Premises; (ii) the capital stock of Kiantone; and (iii) all supporting obligations and books and records and proceeds relating to any of the foregoing (the “Notes Collateral”), all as more fully described in the Notes Collateral Documents.

WHEREAS, pursuant to the Credit Agreement, the grant of the collateral by URC to the Note Collateral Agent is subject to the consent of the Bank Lenders, and as a condition to such consent, the Bank Lenders require the Note Collateral Agent (on behalf of itself, the Trustee and the Note Secured Parties), URC, the Subsidiary Obligors and the Bank Agent (on behalf of itself and the Bank Lenders) to execute and deliver this Agreement.

NOW THEREFORE, for good and valuable consideration and intending to be legally bound, the parties hereto agree as follows.

AGREEMENT

Bank Agent Access. (a) The Note Collateral Agent hereby agrees and acknowledges that in the ordinary course of operation of the Refinery Premises, Bank Collateral may be stored in or transported to or from the Refinery Premises and in the Kiantone Line and shall remain personal property notwithstanding the manner in which it is stored in or transported to or from the Refinery Premises. The Note Collateral Agent consents to the security interest and lien of the Bank Agent and its successors and assigns in the Bank Collateral located on, at or about the Refinery Premises or in the Kiantone Line. This Agreement shall apply to any of the Bank Collateral which is already located on, at or about the Refinery Premises or in the Kiantone Line or which may hereafter be located on, at or about the Refinery Premises or in the Kiantone Line.

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(b) If the Note Collateral Agent, or any agent or representative thereof, shall, after the commencement of any exercise of secured creditor remedies, obtain possession or physical control of the Refinery Premises or the Kiantone Line, the Note Collateral Agent shall promptly notify the Bank Agent in writing of that fact (the “Access Notice”), and the Bank Agent shall, within ten business days thereafter, notify the Note Collateral Agent in writing as to whether the Bank Agent desires to exercise access rights under this Agreement. Upon delivery of such notice by the Bank Agent to the Note Collateral Agent, the Bank Agent and Note Collateral Agent shall confer in good faith to coordinate with respect to the Bank Agent’s exercise of such access rights to the extent reasonably necessary to enable the Bank Agent during normal business hours to convert Bank Collateral consisting of raw materials and work-in-process into saleable finished goods and/or to transport such Bank Collateral to a point where such conversion can occur, to otherwise prepare Bank Collateral for sale and/or to arrange or effect the sale of Bank Collateral (including the conducting of auctions), all in accordance with the manner in which such matters are completed in the ordinary course of business. During the period commencing on the day on which the Note Collateral Agent shall have given the Access Notice to the Bank Agent and ending on the earliest of (x) the day that is 180 days after the day on which the Note Collateral Agent shall have given the Access Notice to the Bank Agent, (y) the day on which all or substantially all of the Bank Collateral located at the Refinery Premises and in the Kiantone Line is sold, collected or liquidated, and (z) the date this Agreement is terminated pursuant to Section 15 (the “Access Period”), (i) the Bank Agent and its agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a rent-free right to use, the relevant portions of the Refinery Premises and the Kiantone Line for the purposes described above, and (ii) the Bank Agent shall be obligated hereunder to reimburse the Note Collateral Agent for all operating costs of the Refinery Premises and the Kiantone Line incurred after the commencement of the Access Period (it being understood that operating costs shall not include insurance) to the extent (x) incurred as a direct result of the exercise by the Bank Agent of its access rights, and (y) actually paid by the Note Collateral Agent or the Note Secured Parties. The Bank Agent and its agents, representatives and designees shall take reasonable care under the circumstances of the Refinery Premises, the Kiantone Line and any Notes Collateral that is used by the Bank Agent, its agents, representatives or designees during the Access Period, and the Bank Agent and its agents, representatives and designees shall comply with all applicable laws in all material respects in connection with its use or occupancy or possession of the Refinery Premises, the Kiantone Line or any Notes Collateral. The Bank Agent and its agents, representatives and designees shall not remove any Notes Collateral without the prior written consent of the Note Collateral Agent. If the Note Collateral Agent obtains possession or physical control of the Refinery Premises or the Kiantone Line, the Note Collateral Agent and its agents, representatives and designees shall take reasonable care under the circumstances with respect to the Bank Collateral. The Note Collateral Agent and its agents, representatives and designees shall not remove any Bank Collateral without the prior written consent of the Bank Agent. The Bank Agent and the Note Collateral Agent shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Note Collateral Agent to show the Notes Collateral to prospective purchasers and to prepare the Notes Collateral for sale. If any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the Bank Agent from exercising its rights hereunder, then the Access Period

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granted to the Bank Agent hereunder shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining so as to provide the requisite period of 180 days. The Note Collateral Agent shall not foreclose or otherwise sell, remove or dispose of any of the Notes Collateral during the Access Period if the Bank Agent (acting in good faith) informs the Note Collateral Agent in writing that such Notes Collateral is reasonably necessary to enable the Bank Agent to convert, transport or arrange to sell the Bank Collateral as described above; provided, however, that nothing contained in this Agreement shall restrict the Note Collateral Agent (i) from foreclosing or otherwise selling, transferring or disposing of any Notes Collateral prior to the expiration of the Access Period if the purchaser, assignee or transferee agrees to be bound by the provisions of this Agreement in writing (for the benefit of the Bank Agent and the Bank Lenders), or (ii) from removing any Notes Collateral prior to the expiration of the Access Period if the Bank Agent has informed the Note Collateral Agent in writing that such Notes Collateral is not required to convert, transport or arrange to sell the Bank Collateral as described above. Nothing in this Section 1 shall restrict the rights of the Bank Agent to access the Bank Collateral located at the Refinery Premises or in the Kiantone Line in accordance with the terms of the loan documents between the Bank Agent, URC and the Subsidiary Obligors prior to such time as the Note Collateral Agent sends an Access Notice or obtains possession or physical control of the Refinery Premises or the Kiantone Line.

(c) The Note Collateral Agent hereby (i) agrees that the Bank Collateral shall not constitute proceeds of the collateral granted to the Note Collateral Agent, and (ii) releases all right, title, and interest that the Note Collateral Agent may have in and to the Bank Collateral and will not assert any claim against the Bank Collateral until the indefeasible payment in full of the obligations under the Credit Agreement and the termination of the Bank Lenders’ Commitments thereunder. The Bank Agent hereby (i) agrees that the Notes Collateral shall not constitute proceeds of the collateral granted to the Bank Agent, and (ii) releases all right, title, and interest that the Bank Agent may have in and to the Notes Collateral and will not assert any claim against the Notes Collateral until the indefeasible payment in full of the Secured Note Obligations. For purposes of this Agreement, any deposit account or securities account established by the Note Collateral Agent or the Trustee for the purpose of depositing and disbursing proceeds of the Notes Collateral shall not be considered Bank Collateral.

Limitation on Collateral and Exercise of Remedies. The Bank Agent agrees that prior to the payment in full of the Secured Note Obligations, the Bank Agent will not take or receive any such Notes Collateral or any proceeds of such Notes Collateral in connection with the exercise of any enforcement action or in connection with any distribution made in respect of Notes Collateral in any insolvency or liquidation proceeding. The Bank Agent, on behalf of Bank Lenders, agrees that prior to the payment in full of the Secured Note Obligations, neither the Bank Agent nor any Bank Lender will take any action that would hinder any exercise of remedies undertaken by the Note Collateral Agent in respect of the Notes Collateral, including any sale, lease, exchange, transfer or other disposition of the Notes Collateral pursuant to an enforcement action. The Note Collateral Agent agrees that prior to the

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payment in full of the obligations under the Credit Agreement and termination of the Bank Lenders’ commitments under the Credit Agreement, the Note Collateral Agent will not take or receive any such Bank Collateral or any proceeds of such Bank Collateral in connection with the exercise of any enforcement action or in connection with any distribution made in respect of Bank Collateral in any insolvency or liquidation proceeding. The Note Collateral Agent, on behalf of the Trustee and the Note Secured Parties, agrees that prior to the payment in full of the obligations under the Credit Agreement and termination of the Bank Lenders’ commitments under the Credit Agreement, neither the Note Collateral Agent, the Trustee nor any Noteholder will take any action that would hinder any exercise of remedies undertaken by the Bank Agent in respect of such Bank Collateral, including any sale, lease, exchange, transfer or other disposition of such Bank Collateral pursuant to an enforcement action. The foregoing agreements of the Note Collateral Agent shall not restrict the rights of the Note Collateral Agent or the Note Secured Parties to foreclose, sell, remove, dispose of or exercise other rights and remedies with respect to the Notes Collateral after the termination or expiration of the Access Period so long as the Note Collateral Agent and the Note Secured Parties do not take or convert the Bank Collateral or proceeds thereof.

Notice of Acceleration; Exercise of Remedies. The Bank Agent shall give to the Note Collateral Agent, concurrently with any notice of default given to URC or any Subsidiary Obligor, a copy of any written notice (a) accelerating the obligations under the Credit Agreement, or (b) stating the Bank Agent’s intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any enforcement action or other judicial or non-judicial remedy in respect thereof to the extent permitted hereunder, and any legal process served or filed in connection therewith. The Note Collateral Agent shall give to the Bank Agent, concurrently with any notice of default given to URC or any Subsidiary Obligor, a copy of any written notice (a) accelerating the obligations under the Indenture, or (b) stating the Note Collateral Agent’s intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any enforcement action or other judicial or non-judicial remedy in respect thereof to the extent permitted hereunder, and any legal process served or filed in connection therewith.

Access to Records. In the event that any of the Bank Agent or any Bank Lender shall, in the exercise of its rights under the Bank Security Agreement

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or otherwise, receive possession or control of any books and records of URC or any Subsidiary Obligor which contain information identifying or pertaining to the Notes Collateral, such party shall, subject to any confidentiality restrictions, upon written request from the Note Collateral Agent and as promptly as practicable thereafter, either make available to the Note Collateral Agent such books and records for inspection and duplication or provide to the Note Collateral Agent copies thereof. In the event that the Note Collateral Agent shall, in the exercise of its rights under the Notes Collateral Documents or otherwise, receive possession or control of any books and records of URC or any Subsidiary Obligor which contain information identifying or pertaining to any of the Bank Collateral, the Note Collateral Agent shall, subject to any confidentiality restrictions, upon written request from the Bank Agent and as promptly as practicable thereafter, either make available to the Bank Agent such books and records for inspection and duplication or provide the Bank Agent copies thereof.

Waiver by URC and Subsidiaries. URC and each Subsidiary Obligor each hereby acknowledge and agree that it shall have no claim against Bank Agent or Note Collateral Agent for any rent or other obligations for the use and occupancy of the Refinery Premises by the Bank Agent or the Note Collateral Agent following the occurrence of an event of default under the Credit Agreement or Indenture, as the case may be, and the subsequent exercise of rights and remedies granted to the Bank Agent and the Note Collateral Agent under their respective credit documents.

Amendments. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Note Collateral Agent and the Bank Agent.

Authority; Further Assurances. The Note Collateral Agent hereby represents and warrants that it has the authority to execute and deliver this Agreement on behalf of itself, the Trustee and the Note Secured Parties. The Bank Agent hereby represents and warrants that it has the authority to execute and deliver this Agreement on behalf of itself and the Bank Lenders. The parties shall cooperate to execute documents and take necessary actions to carry out the intent of this Agreement.

No Waiver. The Bank Agent’s delay in exercising rights or remedies under the Credit Agreement, the Bank Security Agreement or any other Loan Document (as defined under the Credit Agreement) shall not constitute a waiver of those rights or remedies, and partial exercise by the Bank Agent or

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the Bank Lenders of any right or remedy shall not preclude further exercise of rights or remedies. The Note Collateral Agent’s delay in exercising rights or remedies under the Indenture, the URC Notes or the Notes Collateral Documents shall not constitute a waiver of those rights or remedies, and partial exercise by the Note Collateral Agent or the Note Secured Parties of any right or remedy shall not preclude further exercise of rights or remedies

Notices. All notices, consents, waivers and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered by hand, mailed by registered or certified mail or prepaid overnight air courier, addressed as follows:

If to Note Collateral Agent:

The Bank of New York Mellon Trust Company, N.A. 525 William Penn Place 38th Floor Pittsburgh, PA 15259

If to Bank Agent:

PNC Bank, National Association Three PNC Plaza 225 Fifth Avenue, Sixth Floor Pittsburgh, PA 15222 Attention: James M. Steffy

With a copy to:

Buchanan Ingersoll & Rooney PC 301 Grant Street, 20th Floor Pittsburgh, Pennsylvania 15219 Attention: Thomas S. Galey

If to URC or any Subsidiary Obligor:

c/o United Refining Company 15 Bradley Street Warren, PA 16365 Attention: Myron L. Turfitt

With a copy to:

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United Refining Company 15 Bradley Street Warren, PA 16365 Attention: John R. Wagner

or at such other address for notice as the Bank Agent, the Note Collateral Agent, URC or any Subsidiary Obligor shall last have furnished in writing to the other parties hereto.

Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO ITS CONFLICTS OF LAWS.

Jurisdiction; Venue. THE NOTE COLLATERAL AGENT, THE BANK AGENT, URC AND EACH SUBSIDIARY OBLIGOR, FOR ITSELF AND ITS PROPERTY, SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA SITTING IN ALLEGHENY COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE WESTERN DISTRICT OF PENNSYLVANIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES HERETO WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM

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TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Jury Trial Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Successors and Assigns. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including, without limitation, any future Bank Lenders, and any lenders providing refinancing of the obligations under the Credit Agreement, or any future Note Secured Parties; provided that neither URC nor any Subsidiary Obligor may assign or transfer its obligations hereunder without the consent of the Bank Agent and the Note Collateral Agent except to the extent otherwise permitted under the Indenture or the Credit Agreement, as the case may be. The Note Collateral Agent hereby acknowledges that the Bank Agent and certain of the Bank Lenders plan to commence an underwriting of a revolving credit facility which will amend and restated the credit facility available to URC and certain Subsidiary Obligors under the Credit Agreement. The Note Collateral Agent hereby agrees that subsequent to such amendment and restatement, this Agreement and the rights of the Bank Agent and the Bank Lenders hereunder shall continue in full force and effect with respect to the credit facility of the Bank Lenders, as so amended and restated, to the extent not inconsistent herewith.

Counterparts. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original (including electronic copies thereof), but all of which together shall constitute one

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instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

Termination. Upon indefeasible payment in full of the obligations under either the Credit Agreement or under the Indenture, and in the case of the Bank Lenders, the termination of such Bank Lenders’ Commitment and the cancellation or expiration of all Letters of Credit, this Agreement shall terminate.

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Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Notes Collateral Documents and the Bank Security Agreement, as the case may be, the provisions of this Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO INTERCREDITOR AND ACCESS AGREEMENT]

Witness the execution of this instrument by as of March 8, 2011.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

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[SIGNATURE PAGE TO INTERCREDITOR AND ACCESS AGREEMENT]

UNITED REFINING COMPANY

By:
Name:
Title:

UNITED REFINING COMPANY OF PENNSYLVANIA

By:
Name:
Title:

KIANTONE PIPELINE CORPORATION

By:
Name:
Title:

COUNTRY FAIR, INC.

By:
Name:
Title:

KWIK-FILL CORPORATION

By:
Name:
Title:

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EXHIBIT A

All of URC’s and each Subsidiary Obligor’s right, title and interest in, to and under the following described property, whether now owned or hereafter acquired and all other property and interests in property which shall, from time to time, secure payment of the Secured Indebtedness (each capitalized term shall have the meaning given to it by the Uniform Commercial Code):

All now existing and hereafter acquired or arising Accounts, General Intangibles, Payment Intangibles, Deposit Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper), Documents, Instruments, Investment Property (excluding stock), Letters of Credit, Letter of Credit Rights, advices of credit, money, Commercial Tort Claims, and Supporting Obligations, together with all Products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including without limitation all insurance policies and proceeds thereof);

All crude oil, motor gasoline and asphalt, including without limitation goods in transit, wheresoever located (including without limitation pipelines whether leased or owned) and whether now owned or hereafter acquired by a Debtor, which are or may at any time be held as raw materials, finished goods, work-in-process, and all supplies or materials used or consumed in a Debtor’s business of producing crude oil, asphalt and motor gasoline or held for sale or lease, including, without limitation, (a) all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by a Debtor, and (b) all packing, shipping and advertising materials relating to all or any such property, provided, however, motor gasoline after it is processed and leaves the refinery facility located in Warren, Pennsylvania shall be excluded from Inventory (collectively the “Inventory”);

All monies, residues and property of any kind of each Debtor in the Cash Collateral Account, as defined in the Credit Agreement, now or at any time hereafter in the possession or under the control of the Bank or a bailee of the Bank;

All accessions to, substitutions for and all replacements, Products or Proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring the aforesaid Collateral, all property received wholly or partly in trade or exchange for such Collateral, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of such items or any interest therein whether or not they constitute “proceeds” as defined in the Code; and

All present and future books, records, documents and ledger receipts of the Debtors pertaining to any of the foregoing, including, without limitation, customer lists, credit files, computer tapes and other storage media containing the same, computer programs, and computer software (including without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information.

EXHIBIT B

UNITED REFINING COMPANY

Warren Refinery Property Legal Description by Tax I.D. Number

Tax I.D. Number WN-822-910000-000

Parcel 1 - 1

All that Certain Piece or Parcel of Land situate in the Township of Glade, Warren County and State of Pennsylvania, bounded and described as follows, to wit: Beginning at a point on the easterly’ side of a fifty foot street one hundred and fifty feet southerly from the intersection of said street with the southerly side of Dobson Avenue, it being also the southwesterly corner of a certain piece of land sold by the parties of the first part hereto to August Weber by deed dated Feb. 1, 1902, recorded in the Recorder’s Office in and for said County in Deed Book 91, page 263, and designated as lot Number 96 of a map of lands of Malvina J. Lacy made by Alson Rogers, C.E. October 15, 1889; thence continuing southerly along the easterly side of said fifty foot street, as extended southerly between the land of Keystone Glue Manufacturing Company, Limited, and the land hereby conveyed, to the northerly line of the right of way of the Western New York and Pennsylvania Railroad Company; thence along the northerly line of said right of way easterly to a point where the extension of Marrer Street intersects the same; thence northeasterly along the westerly side of said Marrer Street to Dobson Avenue; thence along the southwesterly side of said Dobson Avenue to the northeasterly corner of Lot Number 86, as shown on the map or plot herein referred to. Deed Reference: Liber 91, page 553.

Parcel lA - l

All that Certain Piece or Parcel of Land situate on the southwest side of Dobson Avenue in Glade Township, Warren County and State of Pennsylvania, being Lot Number Eighty-seven (87), as shown on plot of land of Malvina J. Lacy made by Alson Rogers, Surveyor, October 15, 1889; said lot have a frontage of fifty feet (50) on said Dobson Avenue and extending back therefrom a distance of one hundred and fifty (150) feet, excepting and reserving, nevertheless therefrom, a strip of land ten (10) feet in width off from the back end of said lot. Deed Reference: Liber 91, page 554.

Parcel 2 - 2

All that Certain Piece or Parcel of Land situate in Warren Borough (formerly Glade Township), Warren County, Pennsylvania, and being a part of Lots No. 85 and 86, according to the map of plot of lands of Malvina J. Lacy, made by Alson Rogers, surveyor, October 15, 1889, bounded and described as follows: Beginning at a point in the southerly line of Dobson Ave., at the dividing line of Lots No. 84 and 85; thence southerly along the said dividing line of Lots No. 84 and 85 a distance of 105 feet to a stake; thence westerly in a line parallel with Dobson Avenue a distance of 70 feet to a stake; thence northerly in a line parallel with the dividing line of Lots No. 84 and 85 a distance of 105 feet to the southerly line of Dobson Avenue, thence easterly along the southerly line of Dobson Avenue 70 feet to the place of beginning. Having a frontage on Dobson Avenue of seventy (70) feet and a depth of one hundred and five (105) feet. Deed Reference: Liber 1211, page 394.

Parcel 3 - 3

All those certain pieces, parcels of lots of land situate in the Township of Glade, County of Warren, and State of’ Pennsylvania, described as follows, to-wit; known and designated as Lots Numbers Ninety-three (93), Ninety-three and one-half (93-l/2), Ninety-four (94) and Ninety-five (95) as laid out and numbered on a plot or map made by Alson Rogers, surveyor, October 15, 1889, on lands of Mrs. Malvina J. Lacy in Glade Township, Warren County, Pennsylvania. Said lots being situated on the southwest side of Dobson Avenue. This deed is made subject to the reservation regarding the oil right and oil leases in said deed from Mrs. Lacy to Allen Todd, et al and to the reservations concerning the same contained in the deed or deeds to first parties. Excepting and reserving, also, a strip of land ten (10) feet in width from the rear or southwest end of said lots hereby conveyed and across the entire width of each and all of them, as reserved in the several deeds to the parties of the first part in the several conveyances to them by Allen Todd, et al, to the use of the parties for whom the same was reserved in the several deeds to parties of the first part. Deed Reference: Liber 116, page 249.

Parcel 4 - 4

All that certain piece or parcel of land situate formerly in Glade Township, but now by annexation in the Borough of Warren, County of Warren and State of Pennsylvania, and being Lot Number Eighty-eight (88), as shown on plot of lands of Malvina J. Lacy, made by A1son Rogers, C.E., ,October 15, 1889, said lot having a frontage of fifty two and five tenths (52.5) feet on the southwest side of Dobson Avenue and extending back therefrom one hundred and fifty (150) feet. Excepting and reserving from said lot and this conveyance a strip of land ten feet in width from the rear end of said lot, across the entire width thereof. Deed Reference: Liber 125, page 583.

Parcel 5 - 5

That portion of River Street conveyed to United Refining Co. by Warren Borough Ordinance dated August 17, 1914, as described by Ordinance of the same date, as follows: vacating part of River Street, a public street in the Borough of Warren, Pennsylvania, between Dobson Avenue and the right of way of the Pennsylvania Railroad Company. Be it enacted and Ordained by the Burgess and Town Council of the Borough of Warren, Pennsylvania, and it is hereby enacted and ordained by authority of the same as follows:

Section 1 - That all that part of River Street, a public street in the Borough of Warren, Pa., between Dobson Avenue and the right of way of the Pennsylvania Railroad Company, lying and being southeasterly of a line parallel with the center line of said River Street, and five feet southeasterly therefrom, be and the same is hereby vacated.

Section 2 - That all that part of River Street, a public street in the Borough of Warren a foresaid, between the southerly line of Dobson Avenue and the northerly line of a lane, or alley intersecting River Street, bounded and described as follows: Beginning at a point where the easterly line of River Street, as laid down on the map of Malvina J. Lacy, and recorded in the Recorders Office in and for Warren County in Deed Book 90, page 445, intersects the southerly line of Dobson Avenue; thence by said easterly line of River Street, south 51 degrees, 44 minutes, west 140’ to a lane or alley; thence by said lane or alley, North 38 degrees 16 minutes west 20 feet; thence north 51 degrees, 44 minutes, east 140 feet to the-south line of Dobson Avenue; thence by said line south 38 degrees, 16 minutes east 20 feet to the place of beginning. And also all that part of River Street, between the southerly line of said lane or alley intersecting said street, and the northerly right of way line of the Pennsylvania Railroad Company, bounded and described as follows: Beginning at a point in the easterly line of River Street, where the southerly line of the above mentioned lane or alley intersects the same being one hundred and fifty (150) feet southwesterly from the southerly line of Dobson Avenue; thence south fifty one (51) degrees forty-four (44) minutes west by the easterly line of River Street, 142.7 feet to the right of way of said Pennsylvania Railroad Co. thence by said right of way line, north 44 degrees 26 minutes west 20.1 feet; thence north 51 degrees, 44 minutes east 144.8 feet to a projection of the southerly line of the above mentioned lane or alley; thence by said projection south 38 degrees 16 minutes east 20 feet to the place of beginning; be and the same is hereby vacated. Deed Reference: Liber 125, page 605.

Parcel 6 - 6

All that certain piece or parcel of land situate in Warren Borough, Warren County and State of Pennsylvania, known and designated on a map or plot of lands of Malvina J. Lacy, made by Alson Rogers, surveyor, October 15, 1889, as Lot No. Ninety-six (96), said lot having a frontage of fifty-two (52) feet and six (6) inches on the southerly side of Dobson Avenue, and extending back therefrom a distance of one hundred and fifty (150) feet. Excepting and reserving therefrom a strip of land ten (10) feet in width off from the southerly or southwesterly end of said lot. Deed Reference Liber 219, page 559.

Parcel 7 - 7

All that certain piece or parcel of land situate in the Borough of Warren (formerly Glade Township), County of Warren and State of Pennsylvania on the Southwest of Dobson Avenue and being Lot #89 as shown on plot of land of Malvina J. Lacy made by Alson Rogers, C.E. October 15, 1889. Said lot having a frontage of 52 and 5/10 feet on Dobson Avenue and extending back from said Avenue 150 feet. Excepting and Reserving, however, from said lot and this conveyance a strip 10 feet wide from the rear end of said lot across the entire width of said lot. Deed Reference: Liber 132, page 121.

Parcel 8 - 8

All that certain piece or parcel of land situate in the Borough of Warren (formerly Glade Township), County of Warren and State of Pennsylvania, on the Southwest of Dobson Avenue and being Lot Number Ninety (90) as shown on plan of land of Malvina J. Lacy, made by Alson Rogers, Surveyor, October 15, 1889, said lot having a frontage on Dobson Avenue of fifty (50) feet and extending back one hundred and fifty (150) feet. Excepting and reserving, however, from the said lot and this conveyance a strip of land ten (10) feet wide from the rear end of said lot across the entire width of said lot. Deed Reference: Liber 131, page 185.

Parcel 9 - 9

All that certain piece or parcel of land, situate, lying and being in Warren Borough, Warren County, State of Pennsylvania, known and designated as Lots No. ninety-one (91) and Ninety-two (92)

on a plat of lots on lands of Mrs. Malvina J. Lacy, Glade Township, Warren County, Pa. surveyed by Alson Rogers, Surveyor, October 15th, 1889, each of said lots Ninety-one and Ninety-two having a frontage on Dobson Avenue of Fifty-two and five tenths (52.5) feet and extending back a distance of one hundred and forty (140) feet and said lots being contiguous. Deed Reference: Liber 219, Page 561.

Parcel 10 - 10

All those certain pieces, parcels or lots of land situate in the Borough of Warren (formerly in Glade Township), County of Warren and State of Pennsylvania, bounded and described as follows:

THE FIRST THEREOF: BEGINNING at a Maple stump at the mouth of the Glade Run and being the Southeast corner of land formerly of Z. H. Eddy, later E. N. Lacey: thence with said Lacey’s East line North twenty five degrees (25°) east thirty and five tenths (30.5) rods; thence South eight degrees (8°) East two (2) rods; thence North sixty degrees (60°) East twenty-one and eight tenths (21.8) rods to a post in the South side of the road; thence along the south side of said road South thirty-seven degrees (37°) East twelve and six tenths (12.6) rods to a post; thence South forty-three degrees (43°) West forty-six (46) rods to the Allegheny River; thence along said River, North fifty degrees (50°) West twelve (12) rods to the place of beginning. CONTAINING four and three fourths (4-3/4) acres, be the same more or less.

THE SECOND THEREOF: BEGINNING at a post in the Northwest corner; and the Northeast corner of land formerly of C.G. Rice, and formerly Newkirk and known as the tannery lot, standing in the South side of the highway leading up the Allegheny River; thence South forty-one degrees fifteen minutes (41° 15’ ) West forty-five and three tenths (45.3) rods to a post on the bank of the Allegheny River; thence up said River South sixty degrees thirty minutes (60° 30’) East nineteen and five tenths (19.5) rods to a post; thence North forty-one degrees fifteen minutes (41° 15’) East thirty-seven and five tenths (37.5) rods to a post in the South line of said highway; thence along said line North thirty-eight degrees thirty minutes (38° 30’) West nineteen and four tenths (19.4) rods to the place of beginning. CONTAINING five (5) acres, strict measure.

THE THIRD THEREOF: BEGINNING at a post on the East side of the Glade Run and North side of the public road, witnesses, to the post on the North by a White Oak and on the East by a Hickory; thence along the public road South thirty degrees and thirty minutes (30°30’) East eight and five tenths (8.5) rods to a post; thence North fifty-three degrees thirty minutes (53° 30’) East nineteen (19) rods to a post; thence North thirty-six degrees thirty minutes (36° 30’) West eleven (11) rods to the bank of Glade Run; thence down the Glade Run to the place of beginning. CONTAINING one hundred seventy-two and one half (172-1/2) perches of land, be the same more or less. (Excepting and reserving the right now, or formerly, occupied by Henry R. Kees and his successors for conducting water by pipe or pump logs across said property).

THE FOURTH THEREOF: BEGINNING at a post in the line about twelve (12) rods Southwest from a stone corner on the public way; thence South on said line forty-one degrees fifteen minutes (41° 15’) West sixteen and three tenths (16.3) rods to the North line of the Buffalo, Pittsburgh & Western Railroad; thence along the North line of said railroad to within fourteen

(14) feet of the west line of land heretofore conveyed to George Allen; thence parallel with said Allen’s line five and seven tenths (5.7) rods to a post; thence Westerly parallel with the public way twenty two (22) rods to the place of beginning. CONTAINING two hundred forty-five and three tenths (245.3) perches of land.

THE FIFTH THEREOF: BEGINNING at a post in the line of Melvin J. Lacey’s land eighteen and four tenths (18.4) rods South fifty-one degrees (51°) West from an Oak tree standing on the South side of the public road leading from Warren to Glade Run tannery and on the line of land of Baldensperger and Schoff, running thence south fifty-one and one half degrees (51-1/2°) West six and one tenth (6.1) rods to a post; thence North eighty-one and one half degrees (81-1/2°) west six and one twentieth (6-1/20) rods to a post, thence North fifty-six degrees (56°) West four and two one hundredths (4-2/100) rods to a post; thence South thirty-four degrees (34°) West thirty-one (31) rods to the Allegheny River; thence South fifty-six degrees (56°) East along the said River twelve and eighty-two hundredths (12.82) rods to a post; thence North thirty-five degrees (35°) East thirty-one and five tenths (31. 5) rods to a post; thence North eight degrees (8°) West five and eight tenths (5.8) rods to the place of beginning. CONTAINING two (2) acres of land.

THE SIXTH THEREOF: BEGINNING at a post South fifty-one degrees (51°) West six and fifty-two one hundredths (6.52) rods from the Oak tree standing on the South side of the tannery road, thence South fifty-one degrees (51°) West eleven and eighty-eight hundredths (11.88) rods to the Lacey line; thence South eight degrees (8°) East along said Lacey line eight (8) rods to a post; thence North fifty-seven degrees fifty-one minutes (57°51’) East along Glade Run Creek fifteen and five tenths (15.5) rods to a post; thence north thirty-two degrees ten minutes (32°10’) West to the place of beginning. CONTAINING three fourths (3/4) of an acre of land, be the same more or less.

THE SEVENTH THEREOF: BEGINNING at a post, being the Northwest corner of lands formerly conveyed to J.V. Newkirk by Oren Hook and wife; thence South forty-two degrees fifteen minutes (42°15’) West forty-five and four tenths (45.4) rods to the bank of the Allegheny River; thence up said River South fifty-eight degrees (58°) East twenty-four (24) rods; thence South seventy-one degrees thirty minutes (71°’30’) East twenty-seven and two tenths (27.2) rods to a post near a Butternut tree; thence North forty-four degrees and fifteen minutes (44°15’) East twenty-one and two tenths (21.2) rods to a post in the public way leading up the Allegheny River; thence North forty-two degrees thirty minutes (42° 30’) West forty-nine and three tenths (49.3) rods to the place of beginning. CONTAINING eleven (11) acres and fourteen (14) perches, more or less. Always excepting and reserving out of this conveyance the following pieces or parcels of land; viz: One acre sold or conveyed by Charles G. Rollins and wife to Amelia Allen by deed dated August 25, 1875, and recorded in the office for the recording of deeds in and for the said County of Warren in Deed Book 39 at page 484; Five acres sold and conveyed by William Petrie and wife to L.A. Robertson by deed dated September 15, A.D. 1877, and recorded in said Recorder’s office in Deed Book 42 at page 357. Two hundred forty-five and three tenths perches of land sold and conveyed by said Charles G. Rollins and wife to L.A. Robertson by deed bearing date July 13th, A.D. 1882, and recorded in said office in Deed Book 58 at page 444, and three lots, each fifty feet front by 132 feet in depth conveyed by the said

Chas. G. Rollins to Mary M. Rollin by deed dated December 24th, 1889, and recorded in said office in Deed Book 67 at page 652. This conveyance is made subject to the right of way heretofor granted to what is now called the Western New York and Pennsylvania Railroad Company. Also subject to the lease for oil wells granted to P.E. Calhoun. EXCEPTING AND RESERVING, nevertheless out of and from the operation of this grant and from the lands hereby conveyed, all the petroleum, oil and gas and other minerals contained in or under or upon the hereinabove described lands, with the right to operate the same in the usual and customary manner without any liability for any damage done in so doing; as fully as the said petroleum, oil and gas and other minerals and rights were reserved in deed from C. G. Rice and wife to Penn Tanning Company dated April 20th, 1893, and recorded in the office of the Recorder of Deeds in and for Warren County in Deed Book 76 at page 4, on July 29th, 1893; AND the said Penn Tanning Company has since the date of the said above recited deed become merged and consolidated with the Elk Tanning Company, under which merger all the rights franchises and property of both of said corporations became vested in a new consolidated corporation under the name of Elk Tanning Company, as will appear by articles of merger and consolidation on file in the office of the Secretary of the Commonwealth at Harrisburg, Penna. Also hereby granting and conveying unto the said grantee.

THE EIGHTH THEREOF: BEGINNING at an iron pipe in the Southerly line of Pennsylvania Avenue East at the Northeast corner of lands of Anna C. Ba1densperger and six hundred and thirty-two (632) feet Southeasterly from the East line of Bradley Street; thence along the Southerly line of Pennsylvania Avenue East, South thirty-eight degrees sixteen minutes (38° 16’) East one hundred ninety-six and three tenths (196.3) feet to Glade Run and the lands of the said Elk Tanning Company; thence along said run and the lands of the said Elk Tanning Company, South seventy-three degrees thirty-four minutes (73° 34’) West, one hundred fifteen and three tenths (115.3) feet to other land of said Elk Tanning Company; thence along said lands of said Elk Tanning Company, North thirty six degrees and twenty-one minutes (36° 21’) West one hundred forty-five (145) feet, more or less, to said lands of Anna C. Baldensperger; thence Northeasterly along said lands of Anna C. Ba1densperger, one hundred three and three tenths (103.3) feet to the place of beginning. BEING the same lot or parcel of land that was granted and conveyed to the grantor herein by Salome Graindley and her husband by deed dated September 9th, 1918, and recorded in the office for the recording of deeds in and for Warren County in Deed Book 130 at page 780, on September 10th, 1918. The several pieces or parcels of land hereinabove described, with the exception of Parcel Number Three, adjoin each other and this deed is made and it is the intention of the grantor hereto to convey by this instrument unto the grantee all of the right, title and interest which it may have acquired by conveyance, use or occupancy, in and to the land between Pennsylvania Avenue East and the Allegheny River, bounded Westerly by the Westerly lines of Parcels Numbers Five, Six and Eight, and Easterly by the Easterly lines of Parcels Numbers Four and Seven. This deed is made subject to a right of way for a pipe or oil line granted to the Wi1burine Oil Works, Limited, by agreement in writing dated February 8th, 1910. Subject also to a right of way for a sewer line granted to the Borough of Warren by agreement in writing dated May 20, 1920. Deed Reference: Liber 148, Page 294. Excepting and Reserving a pipeline right of way granted to National Fuel Gas Distribution Corp., dated January 16, 1975 and recorded in the office for the recording of deeds in and for Warren County in Deed Book 388, page 19.

Parcel 11 - 11

All that certain piece or parcel of land situate in Warren Borough (formerly Glade Township), Warren County, Pennsylvania, and being a part of Lots Nos. 85 and 86, according to the map or plot of lands of Malvina J. Lacy made by Alson Rogers, surveyor, October 15, 1889, bounded and described as follows: BEGINNING at a point in the southerly line of Dobson Avenue at the dividing line of lots No. 84 and 85, thence southerly along the said dividing line of Lots No. 84 and 85 a distance of One Hundred five (105) feet to a stake, thence westerly in a line parallel with Dobson Avenue a distance of Seventy (70) feet to a stake, thence northerly in a line parallel with the dividing line of lots No. 84 and 85 a distance of One hundred five (105) feet to the southerly line of Dobson Avenue, thence easterly along the southerly line of Dobson Avenue seventy (70) feet to the place of beginning. Having a frontage on Dobson Avenue of Seventy (70) feet and a depth of One Hundred five (105) feet. Deed Reference Liber 150, page 105.

Parcel 12 - 12

All that piece or parcel of land situated in the Borough of Warren, Warren County, Pa., known as Lot No. 2022, including an eight room house, and Lot No. 2024 including a combination of store room and living apartment. The lots are described as follows: Beginning at a post on the south side of Pennsylvania Avenue East at the north east corner of a parcel of land conveyed by Mary M. Rollins to S.E. Walker, by deed dated May 10th, 1917, and entered in Deed Book 129, page 755, thence south thirty eight (38) degrees thirty (30) minutes east along the south side of line of said Pennsylvania Avenue East, one hundred (100) feet to a post; thence south forty-three (43) degrees fifteen (15) minutes east one hundred and thirty-two (132) feet to a post; thence north thirty-eight (38) degrees thirty (30) minutes west and parallel with line of said public road one hundred (l00) feet to a post at the corner of said land conveyed by Mary M. Rollins to S.E. Walker; thence north forty-three (43) degrees fifteen (15) minutes east, along said land conveyed to Walker one hundred thirty-two (132) feet to place of beginning: Being a lot of land one hundred (100) feet in width fronting on the southerly side of Pennsylvania Avenue East and extending in depth one hundred and thirty-two (132) feet. Deed Reference: Liber 160, page 16.

Parcel 13 - 13A

All that certain piece or parcel of land situate formerly in the Township of Glade, but now by annexation in the Borough of Warren, County of Warren and State of Pennsylvania, bounded and described as follows, to wit: COMMENCING at a point in the westerly line of land now or formerly owned by Henry Crimpenshaw, one hundred forty three (143) feet southerly from the northwest corner of said land; thence running southerly along the said westerly line of said land, one hundred fifty (150) feet to the northeast line of the right of way of the W.N.Y. & P.R.R. Company; thence easterly along the said right of way of the said W.N.Y. & P.R.R. Company one hundred and eleven (111) feet to a point; thence northerly and parallel with the first mentioned line one hundred and fifty (150) feet to a point; thence westerly and parallel with the said right of way of the said W.N.Y. & P.R.R. Company one hundred and eleven (111) feet to the place of beginning. Deed Reference: Liber 161, page 17.

Parcel 16 - 14 - 1

All that certain piece or parcel of land situate in the Borough and County of Warren and State of Pennsylvania, known and designated on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, and recorded in the Recorder’s Office in and for said County in deed Book 88, Page 370, as Lot Number Fifty (50), having a frontage of fifty (50) feet on the southeasterly direction a distance of one hundred and fifty (150) feet. Deed Reference: Liber 182, page 154.

Parcel 17 - 14 - 2

All that certain piece, parcel or lot of land situate lying and being on the southeast side of Alson Street in the Village of Glade Run, Township of Glade, County of Warren, and State of Pennsylvania, being Lot Number Fifty two (52) as shown on a map or plot of the lands of Malvina J. Lacy, deceased, made by Alson Rogers, surveyor, which map or plot is recorded in the recorder’s office of Warren County in Deed Book 88, page 370. Said Lot Number Fifty Two (52) being more particularly bounded and described as follows, to wit: Beginning at the point of intersection of the southerly line of Alson Street with the easterly line of Dobson Avenue; thence north easterly along the southerly line of Alson Street, easterly fifty (50) feet; thence at right angles to the southerly line of Alson Street one hundred fifty (150) feet to an alley; thence westerly along the line of said alley fifty (50) feet to the easterly line of Dobson Avenue; thence northerly along the line of Dobson Avenue one hundred fifty (150) feet to the place of beginning. Deed Reference: Liber 114, page 158.

Parcel 18- 15

All that certain piece or parcel of land situate on the north side of Dobson Avenue in the Borough of Warren, County of Warren and State of Pennsylvania, being the east one half of a certain lot known and designated on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, and recorded in the Recorder’s Office in and for said County in Deed Book 88, page 370, as Number Fifty Two (52)·, having a frontage on Dobson Avenue of seventy five (75) feet, and a depth of fifty (50) feet. Deed Reference: Liber 180, page 215.

Parcel 19 - 16

All that certain piece or parcel of land situate on the east side of Alson Street in the Borough of Warren, County of Warren and State of Pennsylvania, being the west half of a certain lot known and designated on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, and recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, as Number Fifty two (52) having a frontage on Alson Street of fifty (50) feet and a depth of seventy five (75) feet. Deed Reference: Liber 180, page 216.

Parcel 20 - 17

All that certain piece or parcel of land situate in the Borough of Warren, formerly in Glade Township, Warren County and State of Pennsylvania, known and designated on a map or plot of lands of Malvina J. Lacy, as recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, as Lot Number forty eight (48) , said lot being more particularly bounded and described as follows, to wit: Beginning at a point in the southeasterly line of Alson Street, one hundred (100) feet from the intersection of said line of Alson Street with the northerly line of Dobson Avenue; thence running southeasterly along the line of Lot Number fifty (50), as shown on said map, one hundred and fifty (150) feet to an alley; thence northeasterly along the line of said alley, fifty (50) feet to the corner of Lot Number forty six (46); thence northwesterly along the line of said last mentioned lot, one hundred and fifty (150) feet to the southeasterly line of Alson Street; thence southwesterly along said line of Alson Street fifty (50) feet to the place of beginning. Deed Reference: Liber 182, page 509.

Parcel 21 - 18

All that certain piece or parcel of land situate in the Borough of Warren, County of Warren and State of Pennsylvania, bounded and described as follows, to wit: BEGINNING at an ash tree on the bank of the Allegheny River, being the east corner of a certain lease held by the National Transit Company from Malvina J. Lacy, dated July 23, 1884; thence north forty nine (49) degrees nineteen (19) minutes east one hundred seventy five (175) feet to a stake in the right of way line of the Western New York and Pennsylvania Railroad Company, said stake being located seven hundred and sixty five (765) feet southeasterly from where said right of way line crosses the easterly line of a street leading by the Riverside Acid Works; thence south forty four (44) degrees twenty six (26) minutes east along said right of way line about three hundred sixty six (366) feet to the westerly side of a road between the Lacy Farm and Glade Tannery lands heretofore owned by L.A. Robertson; thence by said road line south thirty four (34) degrees west about one hundred and fifty (150) feet to the bank of the Allegheny River; thence down said River to the place of beginning. This conveyance is made subject to a lease for oil and gas purposes given by Malvina J. Lacy to Wm. J. Knupp and E.A. Ichenberg, dated April 17, 1890; subject also to any outstanding interest in a certain lease from Malvina J. Lacy to National Transit Company, dated July 23, 1884; subject also to any interest of the Mutual Refining Company, its successors or assigns, in and to a water well and pump building, with lines connected therewith, and a right of way to and from the same, as the same has been granted by the Wilburine Oil Works, Limited. Deed Reference: Liber 183, page 83.

Parcel 22 - 19

All that certain piece or parcel of land situate formerly in Glade Township, but now by annexation in the Borough of Warren, Warren County and State of Pennsylvania, being two lots, Numbers seventy two (72) and seventy four (74), as shown by map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, October 1889, which said map or plot is recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, said lots number seventy two (72) and seventy four (74) being adjoining lots and being more particularly bounded and described as follows, to wit: Beginning at a point on the northeast side of Dobson Avenue and three hundred (300) feet southeasterly from the point of intersection of said Dobson Avenue with the southeasterly line of Bradley Street; thence running northeasterly along the line of Lot Number Seventy (70), one hundred forty (140) feet to the corner of Lot Number Seventy one (71); thence southeasterly along the back ends of Lots Numbers Seventy One (71) and Seventy three (73), one hundred (100) feet to the northeast corner of Lot Number Seventy six (76); thence southwesterly along the line of Lot Number Seventy six (76), one hundred forty (140) feet to the line of Dobson Avenue; thence northwesterly along the line of Dobson Avenue, one hundred (100) feet to the place of beginning. Deed Reference: Liber 183, page 111.

Parcel 23 - 21 - 1

All that certain piece or parcel or lot of land situate, lying and being on the east side of Dobson Avenue in the Borough of Warren, (formerly in the Village of Glade), County of Warren and State of Pennsylvania, bounded and described as follows, to wit: BEGINNING at a point on Marrer Street seventy (70) feet easterly from the intersection of the westerly line of Marrer Street and the east line of Dobson Avenue; thence easterly along the west line of Marrer Street seventy (70) feet to the line of Lot Number Seventy five (75); thence northerly along the line of Lot Number Seventy five (75), fifty (50) feet to the line of Lot Number Seventy four (74); thence westerly along the line of Lot Number Seventy four (74), seventy (70) feet to a point; thence Southerly along a line parallel to the line of Lot Number Seventy five (75), fifty (50) feet to the place of beginning, being a part of Lot Number Seventy six (76), as shown by a map or plot of the lands of Melvina J. Lacy made by Alson Rogers, Surveyor, October 1889, recorded in the Recorder’s Office of said Warren County in Deed Book 88, page 370. Deed Reference: Liber 187, page 240.

Parcel 24 - 21 - 2

All that certain piece, parcel or lot of land situate, lying and being on the east side of Dobson Avenue in the Borough of Warren, (formerly in the Village of Glade), County of Warren and State of Pennsylvania, bounded and described as follows to wit: BEGINNING at the point where the westerly line of Marrer Street intersects the east line of Dobson Avenue, thence eastwardly along the west line of said Marrer Street seventy (70) feet; thence northerly along a line parallel to the line of Lot Number Seventy five (75) fifty (50) feet to the line of Lot Number Seventy four (74); thence westwardly along the line of Lot Number Seventy four (74) seventy (70) feet to the line of Dobson Avenue; thence southwardly along the line of said Dobson Avenue fifty (50) feet to the place of beginning, being part of Lot Number Seventy six (76) as shown by a map or plot of the lands of Malvina J. Lacy made by Alson Rogers, Surveyor, October 1889, and recorded in the Recorder’s Office of said Warren County in Deed Book 88, page 370. Deed reference: Liber 187, Page 224.

PARCEL 26 - 26

ALL those certain pieces or parcels of land described as follows:

FIRST PARCEL: All That Certain Piece of land situate in the Borough of Warren, County of Warren, Pennsylvania, on the southwest side of Dobson Avenue, being lot ninety-eight (98) as shown on plat of land of Malvina J. Lacy made by Alson Rogers. C.E. October 15th, 1889 and more particularly described and bounded on the northeasterly by Dobson Avenue, and on the southeasterly by River Street, said lot being fifty feet front on Dobson Avenue and extending back from said Avenue one hundred and fifty feet.

SECOND PARCEL: Also, all that certain piece or parcel of land situate formerly in Glade Township, but now by annexation in the Ninth Ward of the Borough of Warren, County of Warren and State of Pennsylvania known and designated on a map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, October 15th, 1889, as lot Number Ninety-nine and one-half (99-1/2), said lot having a frontage of fifty (50) feet on Dobson Avenue and extending back therefrom a distance of one hundred and fifty (150) feet.

THIRD PARCEL: ALSO, ALL THAT CERTAIN lot of land situate formerly in the Township of Glade, but now by annexation in the Ninth Ward of the Borough of Warren, County of Warren and State of Pennsylvania described as follows, to-wit: being known and designated on the plat of lots laid out on land of Mrs. Malvina J. Lacy, Glade Township, Warren County, Pennsylvania, surveyed October 15th, 1889 by Alson, Rogers, Surveyor, as lot number ninety-nine (99) and having a frontage on Dobson Avenue of fifty-two feet and six inches and running back from said Dobson Avenue a distance of one hundred and fifty feet. Deed Reference: Liber 219, page 587.

PARCEL 27 - 28

All that certain piece or parcel of land situate in the Ninth Ward of the Borough of Warren, County of Warren, and State of Pennsylvania, bounded and described as follows to wit: Beginning at the easterly corner of Lot Number 100 as shown by map or plot made by Alson Rogers for Malvina J. Lacy on October 15, l889 and running thence northwesterly along Dobson Avenue a distance of ninety-five (95) feet to a point, thence southwesterly in a line parallel to the westerly line of Marion Street a distance of fifty (50) feet to the southwesterly line of Lot Number 100; thence southeasterly along the south westerly line of Lot Number 100 a distance of ninety five (95) feet to the westerly line of Marion Street; and thence northeasterly along the westerly line of Marion Street fifty (50) feet to the place of beginning. DEED Reference: Liber 228, page 102.

PARCEL 31 - 33

PARCEL NO.1: ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren and State of Pennsylvania, bounded and described as follows: BEGINNING at a post near the Allegheny River on the line between lands formerly of Lewis Johnson and D.C. Hook; thence in a northeasterly direction along said Johnson’s line forty-five (45) feet to a post in the line of the land of the Pennsylvania Railroad Company (formerly designated as WYN & PRR); thence easterly along said land of said railroad company sixty-five (65) feet; thence southerly thirty-two (32) feet more or less to a point in the bank of the Allegheny River, which following the bank of said river easterly from the above named place of beginning shall be seventy-five (75) feet easterly of the same; thence westerly along the bank of said river seventy-five (75) feet to the place of beginning. TOGETHER WITH the right of passage in common with other lawful users thereof over and along Railroad Street as laid out adjoining said premises and to the public highway known as Pennsylvania Avenue East.

PARCEL NO. 2: ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, Warren County, Pennsylvania, designated as follows: Number 50 Railroad Street, being bounded on the west by lands now or formerly owned by Harley R. Lounsbury and wife, on the south by the Allegheny River, on the east by Andrews Advertising Company, and the north by the right of way of the Pennsylvania Railroad Company. DEED Reference: Liber 285, page 128.

PARCEL 32 - 34

ALL THAT CERTAIN piece or parcel of land situate in the Ninth Ward in the Borough of Warren (formerly Township of Glade), County of Warren and State of Pennsylvania, bounded and described as follows, to wit: BEGINNING at the corner of lands formerly sold to Anna

Bilton in the public road leading from Warren to Glade Run (now Pennsylvania Avenue East); thence easterly along said public road 218 feet more or less to a stump or post in the westerly line of land now owned by United Refining Company; thence southerly along the westerly line of lands now of United Refining Company 299 feet more or less to the line of Lacy’s lands; thence northwesterly along the line of Lacy’s lands 263 feet to lands of Anna Bilton; thence northerly along the line of said Anna Bilton’s lands to the place of beginning. EXCEPTING AND RESERVING unto the Grantor and her heirs and assigns from the premises herein described above a rectangular plot of ground extending along the westerly line of lands hereinabove described having a frontage on Pennsylvania Avenue of 118 feet beginning at the corner of lands formerly sold to Anna Bilton and extending easterly therefrom the said 118 feet, and extending back from Pennsylvania Avenue a distance of 166 feet more or less, the said plot of ground hereby reserved and excepted being a rectangular plot or lot of the dimensions of 118 feet by 166 feet, more or less and having erected thereon a frame dwelling and garage. This grant and conveyance is made under and subject to the condition that so long as Eliza Baldensperger, Annie Smith, and Theodore Baldensperger, or anyone of them, are living and occupying as their home the premises, which are described in the Exception and Reservation from this conveyance, the premises hereby conveyed shall not be used for the purpose of storing petroleum products thereon. DEED Reference: Liber 285, page 354.

PARCEL 33 - 35

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, and State of Pennsylvania, bounded and described as follows: BEGINNING at a post in the west line of land now or formerly of Robert Morse and in the south line of the right of way of the Pennsylvania Railroad; running thence south forty three degrees (43) west four and one-tenth (4.1) rods to the north bank of the Allegheny River; thence easterly along the bank of said river seven and four-tenths (7.4) rods to the east line of lands of the said Robert Morse; thence north forty three degrees (43) east three and nine-tenths (3.9) rods to the south line of said railway and to a post; thence westerly along the line of said right of way to the place of beginning. Containing seventeen-hundredths (.17) of an acre, more or less. DEED Reference: Liber 286, page 224.

PARCEL 35 - 37

ALL THAT CERTAIN piece or parcel of land situate formerly in Glade Township but now by annexation in the Borough of Warren, County of Warren and State of Pennsylvania, known and described on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, October, 1889, which map or plot is recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, as Lot No. Seventy-nine (79), having erected thereon a frame dwelling house. DEED Reference: Liber 305, page 544.

PARCEL 36 - 38

ALL THAT CERTAIN piece or parcel of land lying and being formerly in the Township of Glade, now Borough of Warren, County of Warren, and Commonwealth of Pennsylvania, more particularly described as follows, to wit: BEING lots Numbers seventy-seven (77) and seventy-eight (78) as designated on map or plot of lots laid out on the lands of Malvina J. Lacy by Alson Rogers, Surveyor; said lots seventy-seven (77) and seventy-eight (78) having a frontage on

Marrer Street as shown on said plot of one hundred forty-six and three-tenths (146.3) feet and extending back from said street as follows: Lot number seventy-seven (77) one hundred sixty-six (166) feet and being a triangular piece, lot number seventy-eight (78) extends back from said Marrer Street one hundred sixty seven (167) feet. DEED Reference: Liber 307, page 601.

PARCEL 37 - 39 - 1

ALL THAT CERTAIN piece or parcel of land situate in the Township of Glade, County of Warren and Commonwealth of Pennsylvania, bounded and described as follows, to wit: (parcel is now in the 9th Ward of the Boro of Warren) BEGINNING at a point at the low water mark on the northerly bank of the Allegheny River at the southwest corner of a certain parcel of land conveyed by National Transit Company to United Refining Company by deed dated August 29th, 1949, and recorded in the Recorder’s Office of Warren County, Pennsylvania at Deed Book volume 235, page 71; thence along the line of said parcel of land conveyed to United Refining Company as aforesaid, North 48 degrees 49’ East, two hundred (200) feet, more or less, to a stake in the Southerly line of the Right of Way of The Pennsylvania Railroad Company: thence along said Right of Way line, North 44 degrees 26’ West, seventeen and one-half (17.5) feet to a point; thence by remaining lands of National Transit Company, South 48 degrees 49’ West, two hundred (200) feet more or less, to the low water mark of the Allegheny River; thence by said River at low water mark at its various courses to the place of beginning. EXCEPTING AND RESERVING unto National Transit Company its successors and assigns, the right and privilege to maintain, operate, replace and remove pipe lines as now located on, over, through and across said property, with the right to lay additional lines parallel and adjacent thereto, if the same shall be found necessary, together with the right of ingress and egress to and from the same at all times. DEED Reference: Liber 318, page 245.

PARCEL 38 - 39 - 2

ALL THAT CERTAIN piece or parcel of land situate in the Township of Glade, Warren County, Pennsylvania, bounded and described as follows, to wit: BEGINNING at a point at low water mark on the Northerly bank of the Allegheny River opposite an ash tree, said ash tree being the southwesterly corner of a certain piece of land conveyed by W. D. Todd, et al to H. G. Eddy by deed dated March 28, 1901, and recorded in the office of the Recorder of Deeds, Warren County, Pennsylvania in Deed Book, Volume 78, page 339; later owned by the Wilburine Oil Works, Limited; thence north forty-eight (48 degrees) forty-nine (49’) minutes east along the land now or formerly of said Wilburine Oil Works, Limited, two hundred (200) feet more or less to a stake in the southerly line of the right of way of The Pennsylvania Railroad Company; thence by said right of way line north forty-four (44) degree twenty-six (26’) minutes west one hundred fifty-five (155) feet to a point; thence south forty-eight (48) degrees forty-nine (49’) minutes west two hundred (200) feet more or less to the low water mark of the Allegheny River; thence up said river at low water mark by its various courses to the place of beginning. Containing seven tenths (.7) acres be the same more or less. EXCEPTING AND RESERVING unto said National Transit Company, its successors and assigns, the right and privilege to maintain, operate, replace and remove pipe lines as now located on, over, through and across said property, with the right to lay additional lines parallel and adjacent thereto, if the same shall be found necessary, together with the right of ingress and egress to and from the same at all times. DEED Reference: Liber 238, page 71.

Parcel 50 - 51

All that certain piece or parcel of land situate in the Ninth (9th) Ward, Borough and County of Warren, State of Pennsylvania; more fully described as follows: A 50’ by 50’ lot, more or less, situate on the North side of Dobson Street, more particularly referred to as Warren County, Pennsylvania real estate tax assessment parcel WN-822-4334. Deed Reference: Liber 412, page 149.

Tax I.D. Number WN-822-456000-000

Parcel 52 - 53

All that piece or parcel of land situate in Glade Township, Warren County, Commonwealth of Pennsylvania, bounded and described in accordance with a survey prepared by National Transit Company, as follows, to wit: BEGINNING at a point at the low water mark on the northerly bank of the Allegheny River, said point marking the southern boundary of the 50 foot right of way of the Marion Street Extension; THENCE north 51° 44’ east to a point marked by a two inch pipe; THENCE north 51° 44’ east for a distance of 200.00 feet, more or less, to a point on the intersection of Grantor’s land and the right of way now or formerly belonging to the Pennsylvania Railroad, said point marked by an iron pin capped with concrete; THENCE south 44° 26’ east along the southerly border of said Pennsylvania Railroad right of way for a distance of 592.50 feet, more or less, to a point marked by a stake, said point being 17.50 feet west of a point on the same course marked by a four inch iron pipe; THENCE from the point marked by the stake south 48° 49’ west for a distance of 200 feet, more or less, to a point on the top of the bank of the Allegheny River; THENCE south 48° 49’ west to a point marked by the low water mark on the northerly bank of the Allegheny River; THENCE north and west along the low water mark of the northerly bank of the Allegheny River; to a point the place of BEGINNING. Said property containing 2.64 acres, presently bounded by Parker Street, the Allegheny River and the United Refining Company property. Having thereon contained three outbuildings and five oil storage tanks. Deed Reference: Liber 412, page 231.

Tax I.D. Number WN-822-594500-000

PARCEL 34 - 36

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, Warren, County, Pennsylvania, bounded and described as follows: BEING Lot Number 80 on the map or plat of lands of Malvina J. Lacy recorded in Deed Book 88, Page 370, said lot having a frontage of 50 feet on the Easterly side of Marrer Street; the northerly line being 165 feet in depth; the southerly line being 126 feet in depth along the line of Dobson Avenue; and the easterly line being 63.8 feet in length. DEED Reference: Liber 295, page 439.

Tax I.D. Number WN-822-569000-000

PARCEL 40 - 41

ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at the corner of lands formerly sold to Anna Bilton in the public road leading from Warren to Glade Run, now Pennsylvania Avenue East; thence easterly along said public road one hundred eighteen (118) feet to the corner of lands of United Refining Company; thence south 51 degrees 44’ west One hundred sixty-six (166) feet, more or less to a post; thence north 38 degrees 16 minutes west one hundred eighteen (118) feet to a point in the line of Marrer Street; thence north 51 degrees 44 minutes east one hundred sixty six (166) feet, more or less to the place of beginning. DEED Reference: Liber 353, page 1095.

Tax I.D. Number WN-822-963800-000

PARCEL 39 - 40

ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, formerly Glade Township, Warren County and State of Pennsylvania, bounded and described as follows, to wit: COMMENCING at a stone monument on the south side of the public road running up the Allegheny River, now Pennsylvania Avenue East, and at the northeast corner of a strip of land five (5) feet wide, recovered from one Robert Morse by one Chas. G. Rollins in an action of ejectment at No. 6 September Term, 1885, Common Pleas of Warren County; running thence south forty-three (43) degrees and fifteen (15) minutes west to the northeast line of the right of way of the Western New York and Pennsylvania Railroad Company; thence easterly along said right of way to the northwest line of land formerly of D. C. Hook; thence along Hook’s northwest line seventy (70) degrees and fifteen (15) minutes east to a post in the south line of said public road leading up the Allegheny River (now Pennsylvania Avenue East); thence along said road (avenue), north thirty-eight (38) degrees and thirty (30) minutes, west six (6) rods, eleven and one-half (11.5) feet to the place of beginning. EXCEPTING AND RESERVING from this conveyance at all times ALL that portion of said lot of land lying next to the right of way of the Western New York and Pennsylvania Railroad Company heretofore conveyed by Henry Crimpenshaw and Mary Crimpenshaw. ALSO EXCEPTING AND RESERVING all of the land and rights granted and conveyed by Henry Crimpenshaw and Mary Crimpenshaw to D. H. Siggins or the Warren Street Railway Company from the front and northeast corner of said lands for a right of way over which the Warren Street Railway Company operates its cars. DEED Reference: Liber 343, page 540.

Tax I.D. Number WN-822-198800-000

PARCEL 41 - 43

ALL THAT CERTAIN piece or parcel of land situate on the southeast side of Marion Street, formerly in Glade Township, but now by annexation in the Borough of Warren, County of

Warren and State of Pennsylvania, known and designated on a map or plot of lands of Malvina J. Lacy, surveyed and plotted by Alson Rogers, Surveyor, October, 1889, which map or plot is recorded, in the Recorder’s office in and for said County in Deed Book 88, Page 370, as Lot Number 34, said lot being more particularly bounded and described as follows: BEGINNING at the point of intersection of the southeast line of Marion Street with the northeast line of Dobson Avenue; thence running southerly along the line of said Dobson Avenue one hundred fifty (150) to an alley; thence easterly along said alley and parallel with the line of Marion Street fifty (50) feet; thence northerly and parallel with the first above described line one hundred fifty (150) feet to the line of Marion Street; thence westerly along the line of Marion Street fifty (50) feet to the place of beginning. Having situated thereon a two story frame dwelling house. DEED Reference: Liber 365, page 400.

Tax I.D. Number WN-822-428000-000

Parcel 53 - 54

PARCEL 1: ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania and being more particularly bounded and described as follows: BEGINNING at a point on the Northerly right-of-way line of the River Street where it is intersected by the Westerly line of premises belonging to United Refining Company, aforesaid point is further referenced to as being South 51° 44’ West, 150 feet along the Northerly right-of-way of River Street from the intersection of the West line of Dobson Avenue and the North line of River Street; THENCE North 38° 16’ West 4.85 feet to an Iron Pipe; THENCE continuing North 38° 16’ West along the Grantors (Pittsburgh Des Moines) Easterly line 145.15 feet to a point on a concrete wall; THENCE South 51° 44’ West severing the Grantors (Pittsburgh Des Moines) premises 112.97 feet to an Iron Pipe; THENCE South 25° 22’ East along an existing railroad siding 153.89’ to an Iron Pipe located on the North right-of-way line of River Street where the same intersects the Easterly line of a certain railroad right-of-way formerly of the Western New York & Pennsylvania Railroad; THENCE North 51° 44’ East along the North right-of-way line of River Street 147.34 feet to a Point which Marks the PLACE OF BEGINNING. The above-described parcel being a part of premises conveyed to Hammond Iron Works by deed dated August 1, 1912, recorded in Warren County Deed Book Volume 175 page 589 on September 23, 1933. The premises conveyed herein are a portion of Parcel No. WN-822-170000-000 as identified on the Tax Map of Warren County.

PARCEL 2: ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania and being more particularly bounded and described as follows: BEGINNING at a point on the Northerly right-of-way line of the River Street where it is intersected by the Westerly line of premises belonging to United Refining Company, aforesaid point is further referenced to as being South 51° 44’ West, 150 feet along the Northerly right-of-way of River Street from the intersection of the West line of Dobson Avenue and the North line of River Street; THENCE North 38° 16’ West 4.85 feet to an Iron Pipe; THENCE continuing North 38° 16’ West along the Grantors’ (Pittsburgh Des-Moines) Easterly line 145.15 feet to a point on a concrete wall; THENCE South 51° 44’ West severing the Grantors’ (Pittsburgh Des-Moines) premises 112.97 feet to an Iron Pipe; THENCE South 25° 22’ East along an existing railroad siding 153.89’ to an Iron Pipe located on the North right-of-way line of River Street where the same intersects the Easterly line of a certain railroad right-of-way formerly of the Western New York & Pennsylvania Railroad; THENCE North 51° 44’ East along the North right-of-way line of River Street 147.34 feet to a Point which marks the PLACE OF BEGINNING. The above described parcel being a part of premises conveyed to Hammond Iron Works by deed dated August 1, 1912, recorded in Warren County Deed Book Volume 175, page 589 on September 23, 1933. The above parcel of land is described in accordance with the survey prepared by W. T. Bevevino, Registered Engineer, and G. L. Wareham, Registered Surveyor, dated March, 1985 with subdivision approval for the conveyance granted on the 13th day of May, 1985, attached hereto and incorporated herein. BEING the same premises previously conveyed by the Grantor herein to the United Refining Company by deed dated July 29, 1985 and recorded in the Office of the Register and Recorder of Warren County in Record Book 29, page 186.

PARCEL 3: ALL THAT CERTAIN piece or parcel situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania, being more particularly bounded and described as follows: BEGINNING at a point on the Northerly right-of-way line of River Street where it is intersected by the Easterly right-of-way line of the Allegheny Railroad (formerly Penn-Central Railroad), aforesaid point is further referenced to as being South 51° 44’ West, 297.34 feet along the Northerly right-of-way of River Street from the intersection of the West line of Dobson Avenue and the North line of River Street; thence North 25° 22’ West along the Grantee’s (United Refining Company) premises 153.89 feet to an Iron Pipe located at the Grantee’s (United Refining Co.) Southwest corner; thence South 51° 12’ West severing the Grantor’s (Pittsburgh Des-Moines) premises 52.4 feet to an Iron Pipe located on the Easterly right-of-way line of the Allegheny Railroad; said Iron Pipe marks the Southwesterly corner of this conveyance; thence South 45° 08’ 49” East along the Easterly right-of-way line of the Allegheny Railroad premises 150.6 feet to the PLACE OF BEGINNING. Containing 3,921.44 square feet. The above description was drafted from a survey by W. T. Bevevino (Registered Engineer) and G. L. Wareham (Registered Surveyor) revised in June, 1987, with subdivision approval having been granted by the Borough of Warren on October 12, 1987 in accordance with Resolution No. 2178, with a copy of the survey and approval attached hereto and incorporated herein. EXCEPTING AND RESERVING unto the Grantor, Pitt-DesMoines, Inc. a right-of-way, twenty (20) feet in width, ten (10) feet from the center of the current existing railroad line northerly and ten (10) feet from the center of the current existing railroad line southerly, with the approximate location of the railroad lines set forth on the attached maps hereto; and FURTHER, EXCEPTING AND RESERVING unto the Grantor, the right of ingress and egress to the same and from the same over an portion of the property conveyed herein as may be necessitated to operate, repair, replace, maintain, and/or remove the said railroad lines.

Tax I.D. Number WN-587-710000-000

PARCEL 28 - 30

THOSE CERTAIN pieces or parcels of land situate in the Borough of Warren, County of Warren, and State of Pennsylvania, bounded and-described as follows, to wit:

PARCEL NO.1: BEGINNING at a stake in the south line of the right of way of the Pennsylvania Railroad at a point where the Irvine-Lacy line crosses the same; thence south 40 degrees 20’ east along said right of way line, twenty six and four-tenths (26.4) rods to a stake; thence south 53 degrees 10’ west ten and four-tenths (10.4) rods to the low water mark of the Allegheny River; thence along said river north 40 degrees 20’ west twenty-six and fourteenths (26.4) rods to the line of the Irvine lands; thence north 53 degrees 10’ east along said Irvine line, ten and four-tenths (10.4) rods to the place of beginning. CONTAINING one and seven-tenths (1.7) acres of land more or less.

PARCEL NO.2: BEGINNING at a point in the southerly line of the right of way of the Pennsylvania Railroad at the northwest corner of lands formerly of the Riverside Acid Works; thence westerly along the southerly line of said right of way eighty (80) feet to a point; thence south-westerly parallel with the westerly line of said Riverside Acid Works land, to the Allegheny River; thence up and along said Allegheny River to the southwesterly corner of land of Riverside Acid Works; thence along said Riverside Acid Works westerly line to the place of beginning.

PARCEL NO. 3: BEGINNING at a stake in the southerly line of the right of way of the Pennsylvania Railroad, said stake being at the northeast corner of lands heretofore owned by the Riverside Acid Works; thence by said lands of Riverside Acid Works, south 49 degrees 14’ west one hundred seventy-one (171) feet to low water mark of the Allegheny River; thence up said river nine and five-tenths (9.5) feet to River Street; thence north 51 degrees 44’ east along said street line, one hundred seventy-one (171) feet to the right of way of said Railroad; thence by the said right of way line north 44 degrees 26’ west seventeen and four-tenths (17.4) feet to the place of beginning. SUBJECT to a right of way granted by the Riverside Acid Works to the Pennsylvania Electric Company dated February 14, 1936, recorded in Warren County Deed Book 191 at page 295. TOGETHER with all buildings located on the premises above described. DEED Reference: Liber 256, page 7.

Tax I.D. Number WN-587-847000-000

Parcel 25 - 25

FIRST: All those certain pieces or parcels of land situate in the Borough of Warren (formerly Glade Township) County of Warren and State of Pennsylvania, bounded and described as follows: Being Lots C, G and E as laid down and designated on the map or plot of the Village of East Warren; and also the strip of land lying north of Lot G between it and the right of way of the Western New York and Pennsylvania Railroad, said strip being part of the land formerly occupied by Walnut Street of said Village plot, which said plot is of record in the Recorder’s Office of the County of Warren in Deed Book 35, at Page 177, containing five (5) acres and ninety four (94) perches, more or less.

SECOND: Also, all that certain piece or parcel of land situate in the Borough of Warren aforesaid, (formerly Glade Township) bounded and described as follows: on the north by the right of way of the Western New York and Pennsylvania Railroad; on the east by the land of Guy

C. Irving (now or formerly); on the south by the Allegheny River; and on the west by the above described lands, containing about seven (7) acres of land, more or less; being lots marked A and B on the map or plot of East Warren, aforesaid, and the strip of land lying between the north line of said lots and the south line of the right of way of the Western New York and Pennsylvania Railroad; and that part of Fifth Street as designated on said map lying between the south line of said Railroad right of way and the Allegheny River.

THIRD: All that certain piece of land situate in the Borough of Warren (formerly Glade Township) County of Warren and State of Pennsylvania, bounded and described as follows, to wit: Beginning at a post thirty feet south from the center of the right of way of the Western New York and Pennsylvania Railroad Company, and four rods easterly from what was formerly Struthers east line; thence south fifty degrees west parallel with said Struthers’ easterly line and four rods from the same thirty seven and one tenth rods to the Allegheny River; thence north thirty two degrees east along the right bank of said river far enough that a line from thence parallel with the first line hereof will strike the southern line of said railroad company’s right of way, thirty feet from the center thereof, at a point two hundred feet eastwardly from the place of beginning; thence to the place of beginning. Containing 122,430 square feet, more or less.

FOURTH: All that certain piece or parcel of land situate in the Borough of Warren (formerly Glade Township), County of Warren and State of Pennsylvania, bounded and described as follows: Beginning at a monument on the old Irving line 33 feet south of center line of the Pennsylvania Railroad Main line which is the intersection of the Pennsylvania Railroad right of way, the northeast corner of the Sloan and Zook Refining Company plot and the northwest corner of Todd and Ellen or Leona Ellenwood plot; thence south 44° 29’ east 66 feet to a point, this line being along the south line of the Pennsylvania Railroad right of way; thence south 49° 13’ west, a distance of about 603 feet which has been attained by interpolation or to low water mark; thence along the low watermark of the Allegheny River to aforesaid Irving line; thence north 49° 13’ east about 613 feet to the place of beginning. This conveyance is intended to embrace and convey also unto the said grantee any and all interest which they may have or might have in the oil, gas, or minerals. Subject, nevertheless, to all the reservations and exceptions regarding oil and minerals and oil leases contained in the deed from Guy C. Irvine to W.D. Todd, et al for said premises. This conveyance is made subject to a certain right of way given by Clifton W. Braymer to the Burgess and Town Council of the Borough of Warren, Pennsylvania, dated July 14, 1931, and recorded in Deed Book 171, at page 534 in the Recorder’s Office of the County of Warren, which right of way is for the maintenance of a thirty inch sewer over said premises from the railroad to the Allegheny River. Deed Reference: Liber 200, page 57.

PARCEL 29 - 31

ALL THAT CERTAIN piece or parcel of land in Warren Borough, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at a stake in the southerly line of The Western New York and Pennsylvania Railroad standing ninety-one and four-tenths (91.4) feet westerly from where the westerly line of the Parker Farm intersects said line; thence by said southerly right of way line south 44 degrees 20’ east one thousand one hundred thirty-six and three-tenths (1136.3) feet to an iron pipe standing at the northwesterly corner of land heretofore sold the Riverside Acid Works; thence by land of said Riverside Acid Works south 49 degrees

13’ west one hundred eighty (180) feet to the Allegheny River; thence down said river at low water mark to the easterly line of land of Crew Levick Company; thence by said land north 49 degrees 13’ east three hundred (300) feet to the place of beginning. CONTAINING 6.59 acres of land. DEED Reference: Liber 254, page 578.

PARCEL 30 - 32

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, ,County of Warren and State of Pennsylvania, bounded and described as follows: BEGINNING at a point in the westerly line of the right of way of the Western New York and Pennsylvania Railroad Company thirty (30) feet from the center of the main track and five and fifty-four hundredths (5.54) rods northerly from the point where said line of right of way crosses what was formerly known as the Irvine-Parker line; thence from said point of beginning N 40 degrees 55’ W along the line of said railroad right of way thirty (30) feet distant from the center of the main track thereof, seven hundred twenty-one and four-hundredths (721.04) feet to an iron post; thence S 52 degrees 40’ along other lands of the grantor about five hundred twenty-eight (528) feet to the Allegheny River; thence up the said Allegheny River by its various courses and distances to a point five and fifty-four hundredths (5.54) rods northerly from the Irvine-Parker line; thence by the line of lands of the grantee N 52 degrees 40; E three hundred twenty-three and four-tenths (323.4) feet to the place of beginning. BEING, except for a strip of land about one hundred (100) feet wide along the northwesterly end thereof, premises which were conveyed by Cities Service Oil Company to the grantor by deed dated March 1, 1944, and recorded in the Recorder’s Office of said County in Deed Book 212, page 591. This conveyance is made subject to such easements or rights of way as may exist upon said premises or be of record, and subject also to such reservations of oil, gas or mineral, or interest therein, as may have been reserved or conveyed by prior deeds. DEED Reference: Liber 279, page 556.

PARCEL 43 - 47

ALL THOSE CERTAIN pieces or parcels of land with the buildings and improvements thereon, all of which are situate in the Borough of Warren, County of Warren and State of Pennsylvania, and being more particularly bounded and described as follows:

PARCEL 1: BEGINNING at a post in the western line of the right of way of the Western New York and Pennsylvania Railroad at the northeast corner of land conveyed by W. D. Todd, et al to Crew Levick Company by deed dated December 28, 1892 and recorded in the Office for recording of deeds for Warren County aforesaid in Deed Book 75, page 47; thence by the above mentioned right of way line northerly forty (40) degrees fifty-five (55) minutes west one hundred (100) feet to a post; thence south fifty-two (52) degrees forty (40) minutes west parallel with the northerly line of the land so as aforesaid conveyed to the Crew Levick Company thirty-two (32) rods more or less to the Allegheny River, thence up said river to the corner of land so as aforesaid conveyed to the Crew Levick Company; thence by the line of said land of the Crew Levick Company north fifty-two (52) degrees and forty (40) minutes east about thirty-two (32) rods to the place of beginning, being a piece of land one hundred (100) feet in width on the Western New York and Pennsylvania Railroad and running back to the Allegheny River.

PARCEL 2: BEGINNING at an iron post in the westerly line of the right of way of the Pennsylvania Railroad being the northeast corner of lands owned by said Warren Axe and Tool Company, thence north forty-three (43) degrees thirty (30) minutes west along said right of way line one hundred (100) feet to an iron post; thence south fifty-three (53) degrees forty-five (45) minutes west five hundred eight five (585) feet to the Allegheny River; thence up said river to lands of the Warren Axe and Tool Company; thence north fifty-three (53) degrees forty-five (45) minutes east along said lands five hundred twenty-eight (528) fee to the place of beginning; containing one and 277/100 (1.277) acres of land. The above courses are magnetic.

PARCEL 3: BEGINNING at an iron pipe in the westerly lines of the right of way of the Pennsylvania Railroad Company, being the northeast corner of land of said Warren Axe and Tool Company; thence north forty-four (44) degrees twenty-six (26) minutes west along said right of way line one hundred sixty-seven and 5/10 (167.5) feet to a stake at the southeast corner of land of the United State Pipe Line Company; thence south forty-nine (49) degrees thirteen (13) minutes west by said land about six hundred (600) feet to the low water mark of the Allegheny River; thence up said River at low water mark southeasterly to the northwest corner of land of said Warren Axe and Tool Company; thence by the northerly line of said land north forty-nine (49) degrees thirteen (13) minutes east about six hundred (600) feet to the place of beginning; containing two and 3/10 (2.3) acres of land more or less.

PARCEL 4: BEGINNING at a point in the westerly line of the right of way of the Western and New York and Pennsylvania Railroad Company thirty (30) feet from the center of the main track and five and 54/100 (5.54) rods northerly from the point where the said line of right of way crosses what was formerly known as the Irvine-Parker line; thence north forty (40) degrees fifty-five (55) minutes west along the line of said right of way thirty (30) feet distance from the center of the main track thereof, forty-nine (49) and 76/100 (49.76) rods to an iron post; thence south fifty-two (52) degrees forty (40) minutes west thirty-two (32) rods to the Allegheny River; thence up said river by its various courses and distances to a point five and 54/100 (5.54) rods northerly from the Irvine-Parker line; thence north fifty-two (52) degrees forty (40) minutes east nineteen and 6/10 (19.6) rods to the place of beginning; containing eight and 29/100 (8.29) acres of land, more or less. This conveyance is made subject to such easement or rights of way as may exist upon the above described premises or as may be of record. This conveyance is made subject to such reservations of oil, gas and minerals and subject to such leases for oil, gas and minerals as may be of record. DEED Reference: Liber 383, page 5.

Tax I.D. Number WN-579-680000-000

PARCEL 44 - 48

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania and being more particularly bounded and described as follows: The place of beginning is located as follows: COMMENCING at a point on the inside flange of the south rail of the main track of the Penn-Central Railroad where it’s intersected by the center line of Carver Street; thence south forty-six (46) degrees forty-five (45) minutes west, severing the grantors (Crossett, Inc.) premises, 193.0 feet to an iron pipe which marks a corner common to the grantors (Crossett, Inc.) and the grantees (United Refinery); thence continuing south forty-six (46) degrees forty-five (45) minutes west, along the northwesterly line of the grantees (United Refinery) premises, 185.52 feet to an iron pipe which marks the place of beginning of this conveyance; thence north forty-three (43) degrees fifteen (15) minutes west, severing the grantors (Crossett, Inc.) premises, 1025.84 feet to an iron pipe which is situate on the southeasterly right-of-way line of Elm Street; thence south forty-six (46) degrees forty-five (45) minutes west, along the southeasterly right-of-way line of Elm Street, 464.27 feet to an iron pipe which is situate on the northeasterly bank of the Allegheny River; thence continuing south forty-six (46) degrees forty-five (45) minutes west, approximately 20 feet to the low water mark of the Allegheny River; thence southeasterly along the low water mark of the Allegheny River approximately 1050 feet to a point where the center line of Carver Street projected would intersect the same; thence north forty six (46) degrees forty-five (45) minutes east, approximately 20 feet to an iron pipe which is situate on the northeasterly bank of the Allegheny River; thence continuing north forty-six (46) degrees forty-five (45) minutes east, along the center line of Carver Street, projected, the same being the northwesterly line of the grantees (United Refinery) premises, 348.53 feet to an iron pipe which marks the place of beginning, containing 9.29 acres. ALSO conveying unto the grantee, its successors and assigns, guests, servants and invitees, the right of ingress, egress and regress on and over a 25 foot right-of-way which runs from the point of commencement to the place of beginning of the above description, said right-of-way to be the northwesterly one-half of Carver Street projected. UNDER AND SUBJECT, however to all exceptions of oil, gas and other minerals and restrictions respecting the drilling and mining therefore, of record in the Office of the Recorder of Deeds in and for Warren County, Pennsylvania, and of a certain right of way agreement to National Transit Company dated May 16, 1962 and recorded in the Recorder’s Office in and for Warren County, Pennsylvania in Deed Book 322, page 671, and subject to all exceptions, reservations, limitations, covenants and conditions contained in prior deeds of said premises, and also subject to all easements and all other rights of way heretofore granted and affecting said premises. DEED Reference: Liber 403, page 304.

PARCEL 45-48A

ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at an iron pipe which is situate on the southwesterly right of way line of the Penn Central Railroad where it is intersected by the centerline of Carver Street projected; thence south 46’ degrees 45 minutes West along said centerline of Carver Street projected, three hundred forty-eight and fifty-two one hundredths (348.52) feet to an iron pipe, being the place of beginning of certain premises conveyed by the grantor (Crossett, Inc.) to the grantee (United Refining Company) by deed dated November 22, 1977 and recorded in Warren County Deed Book 403, page 304; thence North 43 degrees 15 minutes west, along the northwesterly line of the grantee’s (United Refining Company) premises, one thousand twenty-five and eighty-four one-hundredths (1,025.84) feet to an iron pipe which is situate on the southeasterly right of way line of Elm Street; thence North 46 degrees 45 minutes East, along the southeasterly right of way line of Elm Street, eighty-five (85.0) feet to a point; thence the following bearings and distances severing the grantor’s (Crossett, Inc.) premises; Southeasterly on a curve with a radius of 50 feet, an angle of 90 degrees for an arc distance of seventy-eight and fifty-four one-hundredths (78.54) feet to a point,

South 43 degrees 15 minutes East, two hundred thirty and eighty-four one-hundredths (230.84) feet to a point, Northeasterly on a curve with a radius of 50 feet, an angle of 90 degrees, for an arc distance of seventy-eight and fifty-four one hundredths (78.54) feet to a point, North 46 degrees 45 minutes East, one hundred fifty (150.0) feet to an iron pipe, South 43 degrees 15 minutes East three hundred fifty (350.0) feet to a spike, South 46 degrees 45 minutes West, one hundred fifty (150.0) feet to a point, Southeasterly on a curve with a radius of 50 feet, an angle of 90 degrees, for an arc distance of seventy-eight and fifty-four one-hundredths (78.54) feet to a point, South 43 degrees 15 minutes East, two hundred ten (210.0) feet to a point, Northeasterly, on a curve with a radius of 50 feet, an angle of 90 degrees, for an arch distance of seventy-eight and fifty-four one-hundredths (78.54) feet to a point; North 46 degrees 45 minutes East, two hundred sixty-two and eighty-five one-hundredths (262.85) feet to a point on the southwesterly right of way line of the Penn Central Railroad; thence South 44 degrees 26 minutes East, along the southwesterly right of way line of the Penn Central Railroad, thirty-five (35) feet to a point which marks the place of beginning. CONTAINING 2.73 acres. UNDER AND SUBJECT, however, to all exceptions of oil, gas and other minerals and restrictions respecting the drilling and mining therefore, of record in the Office of the Recorder of Deeds in and for Warren County, Pennsylvania, in Deed Book 322, page 671, and subject to all exceptions, reservations, limitations, covenants and conditions contained in prior deeds of said premises and also subject to all easements and all other rights of way heretofore granted and affecting said premises. ALSO EXCEPTING AND RESERVING unto the grantor (Crossett Inc.), its successors and assigns, guests, servants and invitees, a right of way over and across a strip of land along the southeasterly side of premises of Crossett, Inc. thirty-five (35) feet in width and lying between premises owned by the grantor (Crossett, Inc.) and the centerline of Carver Street projected, in common with the grantee (United Refining Company), its successors and assigns, guests, servants and invitees. DEED Reference: Liber 419, page 258.

No Tax I.D. Number Assigned to this Parcel

Parcel 54 - 55

The following land, being an island situate in the Allegheny River, Conewango Township, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at hickory; thence South 59° East 25 perches; thence South 51° East 28 perches; thence South 38° West 6 perches; thence North 58° West 12 perches; thence North 42° West 10 perches; thence North 51° West 47 perches; and thence North 9° West 6 1/2 perches to the place of beginning. CONTAINING two (2) acres and 137 perches strict measure. BEING the same parcel of land patented to Orrin Hook by Patent dated July 14, 1835, and recorded in the Land Office of the Department of Community Affairs Book H, Volume 33, Page 423, and known as “MILL ISLAND”. ADVERSE ENTRY was made upon the said land by UNITED on or about March 1, 1980, and continues to the present time.